UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2009

YUHE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-83125	87-0569467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China

+ 86 536 736 3688
(Address and telephone number of Registrant’s principal executive offices)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 3.01(d) Transfer Listing

On October 21, 2009, The NASDAQ Stock Market, the “Exchange”, informed Yuhe International, Inc., the “Company”, that the Exchange had approved the listing of the Company’s common stock on the Exchange.  The Company’s common stock will cease trading on the OTC Bulletin Board, the “OTCBB”, and commence trading on the Exchange on October 30, 2009 under the trading symbol “YUII”.

The Company’s transfer of the listing of its common stock from the OTCBB to the Exchange was authorized by the Company’s Board of Directors.

 Item 9.01 Financial Statements and Exhibits

EXHIBITS

99.1           Press Release of Yuhe International, Inc. dated October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: October 29, 2009	By:	/s/ Gao Zhentao
Gao Zhentao
Chief Executive Officer